GCP Applied Technologies Reports Q4 and Full-Year Results
Files Form 10-K with Securities and Exchange Commission

Cambridge, MA - March 29, 2016 - GCP Applied Technologies, Inc. (NYSE: GCP) today announced fourth quarter and full year 2015 results. The business performance results communicated today contain no material changes from GCP’s Preliminary Earnings release which was issued on February 18, 2016.

GCP’s SEC Form 10-K was also filed today and contains additional details of the full year results. The filing also contains management’s commentary on its three operating segments - Specialty Construction Chemicals, Specialty Building Materials, and Darex Packaging Technologies.

GCP President and Chief Executive Officer Gregory Poling said “We are on-track and achieving all of our key milestones, including delivering solid results in 2015. We grew net sales on a combined constant currency basis, expanded adjusted EBIT margins, and positioned the business for continued earnings growth as an independent company. Now that we have successfully completed the separation of GCP from Grace, our team is focused on the future, and building our business by providing customers with high-value products and services.”

Results reported today reflect a Form 10 basis of presentation. The full year 2015 includes the effect on net income of the devaluation of GCP’s Venezuela business in the third quarter, as well as the unfavorable mark-to-market pension adjustment and a higher effective tax rate.

Q1 Investor Call
The first quarter 2016 results will be released in early May. The Company will conduct an earnings call and webcast at that time.

Media Relations Paul Keeffe T +1 617.498.4461 mediainfo@gcpat.com	Investor Relations Betsy Cowell T +1 617.498.4568 investors@gcpat.com

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About GCP Applied Technologies
GCP Applied Technologies is a leading global provider of products and technology solutions for customers in the specialty construction chemicals, specialty building materials, and packaging sealants and coatings industries. Our products help improve the performance of our customers’ products, increase productivity in their application or manufacturing processes, and meet the increasing regulatory requirements impacting their industry. GCP has approximately 2,850 employees on six continents, and serves customers in more than 110 countries. More information is available at www.gcpat.com.

This announcement contains “forward-looking statements,” that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward-looking statements include, without limitation, expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. Like other businesses, GCP is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, risks related to: the cyclical and seasonal nature of the industries that GCP serves; foreign operations, especially in emerging regions; changes in currency exchange rates; the cost and availability of raw materials and energy; the effectiveness of GCP’s research and development, new product introductions and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting GCP’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting GCP’s funded and unfunded pension obligations; warranty and product liability claims; legal proceedings; uncertainties related to GCP’s ability to realize the anticipated benefits of the spin-off /separation from W.R. Grace and the value of GCP’s common stock following the spin-off; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel following the spin-off; and hazardous materials and the costs of compliance with environmental regulation. These and other factors are identified and described in more detail in the “Risk Factors” section of GCP's Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 29, 2016 and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on GCP’s projections and forward-looking statements, which speak only as the date thereof. GCP undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this announcement, or to update them to reflect events or circumstances occurring after the date of this announcement.

GCP Applied Technologies, Inc. Combined Statements of Operations

	Unaudited		Audited
	Three Months Ended December 31,		Year Ended December 31,
(In millions, except per share amounts)	2015	2014	2015	2014
Net sales	$332.5	$365.0	$1,418.6	$1,480.4
Cost of goods sold	214.4	225.6	902.4	949.9
Gross profit	118.1	139.4	516.2	530.5
Selling, general and administrative expenses	78.9	65.7	296.4	288.9
Research and development expenses	5.5	6.1	22.3	27.9
Interest expense and related financing costs	0.4	0.9	1.5	3.9
Interest expense, net - related party	0.5	0.1	1.2	0.9
Loss in Venezuela	—	—	59.6	1.0
Restructuring expenses and asset impairments	1.7	2.2	11.6	18.3
Other (income) expense, net	(2.9)	(0.7)	(1.6)	(1.5)
Total costs and expenses	84.1	74.3	391.0	339.4
Income before income taxes	34.0	65.1	125.2	191.1
Provision for income taxes	(26.1)	(19.2)	(84.3)	(55.6)
Net income	7.9	45.9	40.9	135.5
Less: Net (income)/loss attributable to noncontrolling interests	(0.2)	0.1	(0.8)	(1.2)
Net income attributable to GCP	$7.7	$46.0	$40.1	$134.3

The Notes to the Financial Information are included as part of the Earnings Release.

GCP Applied Technologies, Inc. Analysis of Operations (unaudited)

	Three Months Ended December 31,			Year Ended December 31,
(In millions, except per share amounts)	2015	2014	% Change	2015	2014	% Change
Net sales:
Specialty Construction Chemicals	$160.1	$183.4	(12.7)%	$694.3	$726.3	(4.4)%
Specialty Building Materials	100.5	95.3	5.5%	398.1	379.3	5.0%
Darex Packaging Technologies	71.9	86.3	(16.7)%	326.2	374.8	(13.0)%
Total GCP net sales	$332.5	$365.0	(8.9)%	$1,418.6	$1,480.4	(4.2)%

Net sales excluding Venezuela
Specialty Construction Chemicals	$159.1	$175.0	(9.1)%	$640.0	$694.6	(7.9)%
Specialty Building Materials	100.5	95.3	5.5%	398.1	379.3	5.0%
Darex Packaging Technologies	71.0	81.0	(12.3)%	310.0	358.3	(13.5)%
Total GCP net sales excluding Venezuela	$330.6	$351.3	(5.9)%	$1,348.1	$1,432.2	(5.9)%

Net sales by region:
North America	$137.0	$129.5	5.8%	$538.2	$503.9	6.8%
Europe Middle East Africa (EMEA)	80.4	88.2	(8.8)%	341.1	396.0	(13.9)%
Asia Pacific	81.0	88.6	(8.6)%	329.6	349.7	(5.7)%
Latin America	34.1	58.7	(41.9)%	209.7	230.8	(9.1)%
Total net sales by region	$332.5	$365.0	(8.9)%	$1,418.6	$1,480.4	(4.2)%

Profitability performance measures:
Adjusted EBIT(A):
Specialty Construction Chemicals segment operating income	$16.8	$20.1	(16.4)%	$83.7	$72.4	15.6%
Specialty Building Materials segment operating income	26.3	19.0	38.4%	99.6	75.7	31.6%
Darex Packaging Technologies segment operating income	16.8	16.8	—%	72.8	74.1	(1.8)%
Corporate costs	(7.8)	(4.0)	(95.0)%	(24.3)	(19.3)	(25.9)%
Certain pension costs (B)	(1.3)	(1.9)	31.6%	(5.1)	(7.5)	32.0%
Adjusted EBIT	$50.8	$50.0	1.6%	$226.7	$195.4	16.0%
Pension MTM adjustment and other related costs, net	(14.5)	18.4		(15.0)	18.6
Restructuring expenses and asset impairments	(1.7)	(2.2)		(11.6)	(18.3)
Currency and other financial losses in Venezuela	—	—		(73.2)	(1.0)
Interest expense, net	(0.8)	(1.0)	20.0%	(2.5)	(4.8)	47.9%
Provision for income taxes	(26.1)	(19.2)	(35.9)%	(84.3)	(55.6)	(51.6)%
Net income attributable to GCP shareholders	$7.7	$46.0	(83.3)%	$40.1	$134.3	(70.1)%

Adjusted EBIT excluding Venezuela (A):
Specialty Construction Chemicals segment operating income excluding Venezuela	$16.4	$16.3	0.6%	$56.9	$58.1	(2.1)%
Specialty Building Materials segment operating income excluding Venezuela	26.3	19.0	38.4%	99.6	75.7	31.6%
Darex Packaging Technologies segment operating income excluding Venezuela	16.6	15.3	8.5%	67.9	69.8	(2.7)%
Corporate costs	(7.8)	(4.0)	(95.0)%	(24.3)	(19.3)	(25.9)%
Certain pension costs (B)	(1.3)	(1.9)	31.6%	(5.1)	(7.5)	32.0%
Adjusted EBIT excluding Venezuela	$50.2	$44.7	12.3%	$195.0	$176.8	10.3%

The Notes to the Financial Information are included as part of the Earnings Release.

GCP Applied Technologies, Inc. Analysis of Operations (unaudited) (continued)

	Three Months Ended December 31,				Year Ended December 31,
(In millions)	2015	2014	% Change		2015	2014	% Change
Adjusted profitability performance measures (A)(B):
Adjusted Gross Margin:
Specialty Construction Chemicals	33.9%	35.1%	(1.2	) pts	35.2%	33.7%	1.5	pts
Specialty Building Materials	46.1%	41.6%	4.5	pts	45.1%	41.7%	3.4	pts
Darex Packaging Technologies	33.9%	32.2%	1.7	pts	34.9%	32.3%	2.6	pts
Adjusted Gross Margin	37.6%	36.1%	1.5	pts	37.9%	35.4%	2.5	pts
Loss in Venezuela	—%	—%	NM		(1.0)%	—%	NM
Pension costs in cost of goods sold	(2.1)%	2.1%	(4.2	) pts	(0.5)%	0.4%	(0.9	) pts
Total GCP	35.5%	38.2%	(2.7	) pts	36.4%	35.8%	0.6	pts

Adjusted Gross Margin excluding Venezuela:
Specialty Construction Chemicals excluding Venezuela	33.9%	34.3%	(0.4	) pts	33.6%	33.0%	0.6	pts
Specialty Building Materials excluding Venezuela	46.1%	41.6%	4.5	pts	45.1%	41.7%	3.4	pts
Darex Packaging Technologies excluding Venezuela	34.0%	31.9%	2.1	pts	34.7%	32.2%	2.5	pts
Adjusted Gross Margin excluding Venezuela	37.6%	35.7%	1.9	pts	37.3%	35.1%	2.2	pts
Loss in Venezuela	—%	—%	NM		(1.0)%	—%	NM
Pension costs in cost of goods sold	(2.1)%	2.1%	(4.2	) pts	(0.5)%	0.4%	(0.9	) pts
Total GCP excluding Venezuela	35.5%	37.8%	(2.3	) pts	35.8%	35.5%	0.3	pts

Adjusted EBIT:
Specialty Construction Chemicals	$16.8	$20.1	(16.4)%		$83.7	$72.4	15.6%
Specialty Building Materials	26.3	19.0	38.4%		99.6	75.7	31.6%
Darex Packaging Technologies	16.8	16.8	—%		72.8	74.1	(1.8)%
Corporate	(9.1)	(5.9)	(54.2)%		(29.4)	(26.8)	(9.7)%
Total GCP	$50.8	$50.0	1.6%		$226.7	$195.4	16.0%

Depreciation and amortization:
Specialty Construction Chemicals	$4.2	$5.0	(16.0)%		$18.0	$18.5	(2.7)%
Specialty Building Materials	1.9	2.2	(13.6)%		7.8	8.6	(9.3)%
Darex Packaging Technologies	1.0	1.5	(33.3)%		4.8	5.5	(12.7)%
Corporate	0.3	0.3	—%		1.2	1.4	(14.3)%
Total GCP	$7.4	$9.0	(17.8)%		$31.8	$34.0	(6.5)%

Adjusted EBITDA:
Specialty Construction Chemicals	$21.0	$25.1	(16.3)%		$101.7	$90.9	11.9%
Specialty Building Materials	28.2	21.2	33.0%		107.4	84.3	27.4%
Darex Packaging Technologies	17.8	18.3	(2.7)%		77.6	79.6	(2.5)%
Corporate	(8.8)	(5.6)	(57.1)%		(28.2)	(25.4)	(11.0)%
Total GCP	$58.2	$59.0	(1.4)%		$258.5	$229.4	12.7%

The Notes to the Financial Information are included as part of the Earnings Release.

GCP Applied Technologies, Inc. Analysis of Operations (unaudited) (continued)

	Three Months Ended December 31,				Year Ended December 31,
	2015	2014	% Change		2015	2014	% Change
Adjusted EBIT margin:
Specialty Construction Chemicals	10.5%	11.0%	(0.5	) pts	12.1%	10.0%	2.1	pts
Specialty Building Materials	26.2%	19.9%	6.2	pts	25.0%	20.0%	5.0	pts
Darex Packaging Technologies	23.4%	19.5%	3.9	pts	22.3%	19.8%	2.5	pts
Total GCP	15.3%	13.7%	1.6	pts	16.0%	13.2%	2.8	pts

Adjusted EBITDA margin:
Specialty Construction Chemicals	13.1%	13.7%	(0.6	) pts	14.6%	12.5%	2.1	pts
Specialty Building Materials	28.1%	22.2%	5.8	pts	27.0%	22.2%	4.8	pts
Darex Packaging Technologies	24.8%	21.2%	3.6	pts	23.8%	21.2%	2.6	pts
Total GCP	17.5%	16.2%	1.3	pts	18.2%	15.5%	2.7	pts

The Notes to the Financial Information are included as part of the Earnings Release.

GCP Applied Technologies, Inc. Analysis of Operations (unaudited) (continued)

(In millions)	Year Ended December 31,
	2015	2014
Cash flow measure (A):
Net cash provided by (used for) operating activities	$151.8	$161.0
Capital expenditures	(36.0)	(37.5)
Free Cash Flow	115.8	123.5
Cash paid for restructuring	10.9	4.3
Accelerated defined benefit pension plan contributions	—	0.8
Adjusted Free Cash Flow	$126.7	$128.6

(In millions)	Four Quarters Ended December 31,
	2015	2014
Calculation of Adjusted EBIT Return On Invested Capital (trailing four quarters) (A):
Adjusted EBIT	$226.7	$195.4
Invested Capital:
Trade accounts receivable	203.6	225.8
Inventories	105.3	122.9
Accounts payable	(109.0)	(112.3)
	199.9	236.4
Other current assets (excluding income taxes)	34.5	38.6
Properties and equipment, net	197.1	197.5
Goodwill	102.5	114.0
Technology and other intangible assets, net	33.3	44.0
Other assets	10.1	8.5
Other current liabilities (excluding income taxes, restructuring, and accrued interest)	(96.9)	(95.0)
Other liabilities	(8.6)	(9.1)
Total invested capital	$471.9	$534.9
Adjusted EBIT Return On Invested Capital	48.0%	36.5%

The Notes to the Financial Information are included as part of the Earnings Release.

GCP Applied Technologies Inc. Combined Statements of Cash Flows

	Year Ended December 31,
(In millions)	2015	2014
OPERATING ACTIVITIES
Net income	$40.9	$135.5
Reconciliation to net cash provided by operating activities:
Depreciation and amortization	31.8	34.0
Impairments of certain assets	—	13.4
Provision for income taxes	84.3	55.6
Cash paid for income taxes, net of refunds	(22.8)	(19.5)
Cash paid for income taxes, net of refunds-related party	(52.8)	(22.2)
Excess tax benefits from stock-based compensation	(8.2)	(7.1)
Cash paid for interest on credit arrangements	(2.4)	(4.4)
Defined benefit pension (income) expense	15.8	(15.3)
Cash paid under defined benefit pension arrangements	(2.4)	(4.4)
Currency and other losses in Venezuela	73.2	1.0
Changes in assets and liabilities, excluding effect of currency translation:
Trade accounts receivable	(20.9)	(1.0)
Inventories	(5.2)	(24.5)
Accounts payable	1.9	5.5
All other items, net	18.6	14.4
Net cash provided by operating activities	151.8	161.0
INVESTING ACTIVITIES
Capital expenditures	(36.0)	(37.5)
Businesses acquired, net of cash acquired	—	—
Transfer from (to) restricted cash and cash equivalents	—	5.3
Purchase of bonds	—	(2.8)
Proceeds from sale of bonds	—	9.3
Increase in lending to related party	—	(51.7)
Receipt of payment on loan from related party	43.1	2.4
Other investing activities	3.6	(0.6)
Net cash provided by (used for) investing activities	10.7	(75.6)
FINANCING ACTIVITIES
Borrowings under credit arrangements	51.2	26.6
Repayments under credit arrangements	(56.5)	(34.4)
Borrowings under related party loans	2.4	9.2
Repayments under related party loans	(12.9)	(8.9)
Purchase of interest in consolidated joint venture	—	(6.3)
Excess tax benefits from stock-based compensation	8.2	7.1
Transfers to parent, net	(120.6)	(100.2)
Net cash used for financing activities	(128.2)	(106.9)
Effect of currency exchange rate changes on cash and cash equivalents	(56.6)	(15.4)
(Decrease) increase in cash and cash equivalents	(22.3)	(36.9)
Cash and cash equivalents, beginning of period	120.9	157.8
Cash and cash equivalents, end of period	$98.6	$120.9

The Notes to the Financial Information are included as part of the Earnings Release.

GCP Applied Technologies, Inc. Combined Balance Sheets

(In millions, except par value and shares)	December 31, 2015	December 31, 2014
ASSETS
Current Assets
Cash and cash equivalents	$98.6	$120.9
Trade accounts receivable, less allowance of $6.2 (2014—$4.8)	203.6	225.8
Inventories	105.3	122.9
Loans receivable-related party	—	47.0
Other current assets	38.9	41.3
Total Current Assets	446.4	557.9
Properties and equipment, net of accumulated depreciation and amortization of $430.1 (2014—$474.0)	197.1	197.5
Goodwill	102.5	114.0
Technology and other intangible assets, net	33.3	44.0
Deferred income taxes	17.6	15.5
Overfunded defined benefit pension plans	26.1	44.1
Other assets	10.1	8.5
Total Assets	$833.1	$981.5
LIABILITIES AND EQUITY
Current Liabilities
Debt payable within one year	$25.7	$25.2
Accounts payable	109.0	112.3
Loans payable - related party	42.3	53.8
Other current liabilities	125.5	117.9
Total Current Liabilities	302.5	309.2
Deferred income taxes	8.7	14.4
Income tax contingencies	5.2	6.7
Underfunded and unfunded defined benefit pension plans	34.0	34.7
Other liabilities	8.6	9.1
Total Liabilities	359.0	374.1
Parent company equity
Net parent investment	598.3	670.6
Accumulated other comprehensive loss	(127.7)	(66.0)
Total GCP Equity	470.6	604.6
Noncontrolling interests	3.5	2.8
Total Equity	474.1	607.4
Total Liabilities and Equity	$833.1	$981.5

The Notes to the Financial Information are included as part of the Earnings Release.

GCP Applied Technologies, Inc.
Notes to the Financial Information

(A)	In the above charts, GCP presents its results of operations by operating segment and for adjusted operations.

Net Sales excluding Venezuela, Adjusted Gross Margin excluding Venezuela, Adjusted EBIT excluding Venezuela and Segment Operating Income excluding Venezuela means GCP’s combined results or respective segment results excluding Venezuela. GCP uses these measures to distinguish the operating results of its current business.

Adjusted EBIT means net income adjusted for interest income and expense, income taxes, pension costs other than service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits; gains and losses on sales of businesses, product lines, and certain other investments; and certain other unusual or infrequent items that are not representative of underlying trends. Adjusted EBIT Margin means Adjusted EBIT divided by net sales.

Adjusted EBITDA means Adjusted EBIT adjusted for depreciation and amortization. GCP uses Adjusted EBIT and Adjusted EBITDA as performance measures in significant business decisions.

Adjusted Free Cash Flow means net cash provided by or used for operating activities minus capital expenditures plus cash paid for restructuring and repositioning, taxes paid for repositioning, capital expenditures related to repositioning, accelerated payments under defined benefit pension arrangements, and expenditures for legacy items. GCP uses Adjusted Free Cash Flow as a liquidity measure to evaluate its ability to generate cash to support its ongoing business operations, to invest in its businesses, and to provide a return of capital to shareholders.

Adjusted Gross Margin means gross margin adjusted for pension-related costs and loss in Venezuela included in cost of goods sold.

Adjusted EBIT Return On Invested Capital means Adjusted EBIT divided by the sum of net working capital, properties and equipment and certain other assets and liabilities.

Adjusted EBIT, Adjusted EBIT excluding Venezuela, Adjusted EBITDA, Adjusted Free Cash Flow, Adjusted EPS, Adjusted Gross Margin, Adjusted Gross Margin excluding Venezuela, and Adjusted EBIT Margin do not purport to represent income or liquidity measures as defined under United States generally accepted accounting principles, and should not be considered as alternatives to such measures as an indicator of GCP's performance. These measures are provided to distinguish the operating results of GCP's current business.

(B)
Certain pension costs include only ongoing costs recognized quarterly, which include service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits. Specialty Construction Chemicals, Specialty Building Materials, and Darex Packaging Technologies segment operating income and corporate costs do not include any amounts for pension expense. Other pension related costs including annual mark-to-market adjustments and actuarial gains and losses are excluded from Adjusted EBIT. These amounts are not used by management to evaluate the performance of GCP's businesses and significantly affect the peer-to-peer and period-to-period comparability of our financial results. Mark-to-market adjustments and actuarial gains and losses relate primarily to changes in financial market values and actuarial assumptions and are not directly related to the operation of GCP's businesses.

NM -	Not Meaningful